UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

FRANKLIN UNIVERSAL TRUST
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                (Name of Registrant as Specified In Its Charter)
BULLDOG INVESTORS GENERAL PARTENRSHIP
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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction
applies:

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3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4)   Proposed maximum aggregate value of transaction:


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    5)   Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:


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2)   Form, Schedule or Registration Statement No.:


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3)   Filing Party:


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4)   Date Filed:


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PROXY STATEMENT OF BULLDOG INVESTORS GENERAL PARTNERSHIP, A
STOCKHOLDER OF FRANKLIN UNIVERSAL TRUST IN OPPOSITION TO THE
SOLICITATION BY THE BOARD OF TRUSTEES AT THE ANNUAL MEETING OF
SHAREHOLDERS ON MARCH --, 2008

Bulldog Investors General Partnership ("BIGP"), a stockholder of Franklin Universal Trust (the "Trust"), is sending this proxy statement and the enclosed GREEN proxy card to stockholders of the Trust of record as of January --, 2008. We are soliciting a proxy to vote your shares at the Annual Meeting of Shareholders (the "Meeting") which is scheduled for March --, 2008. Please refer to the Trust's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders including the election of trustees. This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about February --, 2008.

INTRODUCTION

There are two matters to be voted upon at the Meeting: (1) the election of nine trustees; and (2) a shareholder proposal enable shareholders to realize net asset value ("NAV") for their shares. We are soliciting a proxy to vote your shares (1) FOR the election of our five nominees as trustees and (2) FOR the shareholder proposal.
REASONS FOR THE SOLICITATION
The Trust's shares have traded continuously at a discount to NAV for almost six years.
Management's efforts to control the discount have been ineffective. We are seeking to elect trustees that will consider more meaningful measures to address the discount including open-ending the Trust.

CONDITIONAL TENDER OFFER

In conjunction with this proxy solicitation, we will commence a tender offer to purchase five million shares of the Trust at 95% of NAV. Our tender offer will be conditioned on the election of our nominees as trustees and will close shortly after their election is confirmed. The purposes of our tender offer is (1) to allow shareholders to sell a portion of their shares at a price that is above the market price and (2) to elect trustees that will consider measures to afford all shareholders an opportunity to realize NAV for their shares.

HOW PROXIES WILL BE VOTED
If you complete and return a GREEN proxy card to us and unless you direct otherwise your shares will be voted FOR the election of our nominees and FOR the shareholder proposal to enable shareholders to realize net asset NAV for their shares. In addition, you will be granting the proxy holders discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.



VOTING REQUIREMENTS

A plurality of the votes cast is sufficient to elect a trustee. Approval of the shareholder proposal to enable shareholders to realize NAV for their shares requires the affirmative vote of a majority of the votes cast. Abstentions will be ignored in determining the votes cast with respect to the shareholder proposal.

REVOCATION OF PROXIES
You may revoke any proxy prior to its exercise by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. There is no limit on the number of times you may revoke your proxy before it is exercised. Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, we intend to nominate the five persons named below for election as trustees. Each nominee has consented to being named in this proxy statement and to serve as a trustee if elected. There are no arrangements or understandings between BIGP or any partner of BIGP and any nominee in connection with the nominations nor do we know of any material conflicts of interest that would prevent any nominee from acting in the best interest of the Trust. Please refer to the Trust?s proxy soliciting material for additional information concerning the election of trustees.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of five investment partnerships in the Bulldog
Investors group of funds: Opportunity Partners L.P.,
Opportunity Income Plus Fund L.P., Full Value Partners
L.P., Full Value Offshore Ltd. and Full Value Special
Situations Fund L.P.  He has been a director of the Mexico
Equity and Income Fund since 2000 and Brantley Capital
Corporation since 2001.

Gerald Hellerman ( born 1937 ); 5431 NW 21st Avenue, Boca
Raton, FL 33496 -- Mr. Hellerman owns and has served as
Managing Director of Hellerman Associates, a financial and corporate consulting firm, since the firm's inception in 1993. Mr. Hellerman currently serves as a director, chief financial officer and chief compliance officer for The
Mexico Equity and Income Fund, Inc.; a director of MVC
Capital, Inc.; a director of the Old Mutual 2100 fund complex (consisting of six funds); a director of Brantley
Capital Corporation; and a director of AirNet Systems, Inc.
since 2005.

Rajeev Das (born 1968); 68 Lafayette Ave., Dumont, NJ 07628
-- Principal of Bulldog Investors, a group of investment funds and Managing Member of the general partner of Opportunity Income Plus L.P.; Currently director of Mexico
Equity and Income Fund, Inc. (since 2001) In 2006 served as director of Brantley Capital.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed investment advisor and a principal of the general partner of five investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value
Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation since 2007.

Glenn Goodstein (born 1963); 2308 Camino Robledo, Carlsbad,
CA 92009 ? Mr. Goodstein is a registered investment advisor and managing member of the general partner of Mercury
Partners LP, an investment partnership. He is a director of Mexico Equity and Income Fund.

None of our nominees is an interested person of the Trust nor does any nominee personally own any shares of the Trust except that Mr. Goldstein and his wife jointly beneficially own 72,897 shares which were purchased between ------------ and ----------- ----. Mr. Dakos, Mr. Das, Mr. Goodstein and Mr. Goldstein are each a principal of one or more of the entities that are general partners of BIGP which beneficially owns -------- shares of the Trust which it (or its partners) purchased between ---------- and -----------. There have been no sales by any of the aforementioned persons.

PROPOSAL 2: THE SHAREHOLDERS ASK THE TRUSTEES TO TAKE THE STEPS NECESSARY TO MERGE THE FRANLIN UNIVERSAL TRUST (FT) INTO THE FRANKLIN INCOME FUND (FKINX), AN OPEN-END FUND, OR OTHERWISE PERMIT SHAREHOLDERS TO REALIZE NET ASSET VALUE (NA V) FOR THEIR SHARES.

Please refer to the Trust's proxy soliciting material for the supporting statement and the opposition statement relating to this proposal. We think the time is right to permanently eliminate the Trust's discount to NAV. This proposal, if adopted, is not binding on the board. Unless instructions to the contrary are given, your proxy will be voted in favor of this proposal.

THE SOLICITATION

Persons affiliated with or employed by BIGP or its affiliates may assist us in the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common and preferred shares for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $100,000.

BIGP is the soliciting stockholder. As of February --, 2008, BIGP beneficially owned ---------- shares of the Trust, all of
which were purchased between ---------- and ---------.   As
noted above, four of our nominees are affiliated with BIGP.

February --, 2008


PROXY CARD

Proxy Solicited in Opposition to the Board of Trustees of Franklin Universal Trust (the "Trust") by Bulldog Investors
General Partnership (?BIGP?) for the 2008 Annual Meeting of
Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, Andrew Dakos, and Tom Antonucci and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an x in the appropriate
[  ].)

1.ELECTION OF FOUR TRUSTEES

[ ] FOR ANDREW DAKOS 				[ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN 			[ ] WITHHOLD AUTHORITY

[ ] FOR GERALD HELLERMAN 			[ ] WITHHOLD AUTHORITY

[ ] FOR RAJEEV DAS 				[ ] WITHHOLD AUTHORITY

[ ] FOR GLENN GOODSTEIN 			[ ] WITHHOLD AUTHORITY


2.THE SHAREHOLDERS ASK THE TRUSTEES TO TAKE THE STEPS
NECESSARY TO MERGE THE FRANLIN UNIVERSAL TRUST (FT) INTO THE
FRANKLIN INCOME FUND (FKINX), AN OPEN-END FUND, OR OTHERWISE
PERMIT SHAREHOLDERS TO REALIZE NET ASSET VALUE (NA V) FOR
THEIR SHARES.

FOR [   ]		AGAINST [   ]			ABSTAIN [   ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted FOR the election of the nominees named above, and FOR Proposal 2.
The undersigned hereby acknowledges receipt of the proxy statement dated February --, 2008 of BIGP and revokes any proxy previously executed.




Signature(s)_____________________________
Dated: _____________